UBS M2 FUND, L.L.C.
SUPPLEMENT DATED OCTOBER 6, 2004 TO
PROSPECTUS
Dated April 9, 2004

The information set forth below supplements and supersedes any contrary information contained in the Prospectus dated April 8, 2004 of UBS M2 Fund, L.L.C. (the "Fund"). Prospective investors are urged to read the Fund's Prospectus and Limited Liability Company Agreement carefully, which is provided together with (or has preceded) this Supplement.

Sales Load

Effective November 2, 2004, investors in the Fund will not be subject to any minimum sales load, but may be subject to a sales load of up to 2% of their capital contribution.